EXHIBIT 10.46

Confidential Treatment Requested by American Superconductor Corporation

Amendment No. 4

to Supply Contract Number PPC1687-032014

This amendment number 4 (“Amendment No. 4”) to Contract Number PPC1687-032014 dated 12th August 2014 (the “Contract”) is effective as of 18th  February 2016 (“Effective Date”) between Inox Wind Ltd., having its head office at Plot No. 17, Sector 16-A, Noida 201301 (U.P) India (“Buyer”) and American Superconductor Corporation, having its head office at 64 Jackson Road, Devens, MA 01434, USA (“Seller”), hereinafter collectively referred to as the “Parties” or individually as a “Party”.

WHEREAS, Seller and Buyer executed a supply contract dated 12th August 2014 for the supply of [**] ([**]) sets of DF2000/50Hz Electric Control Systems (According to GL2010 guideline) by Seller to Buyer;

WHEREAS, Seller and Buyer executed Amendment No. 1 to Contract Number PPC1687-032014 dated 15th August 2014 (“Amendment No. 1”) to clarify part numbers and the Parties’ banking information as well as an agreement to work collaboratively on any issues Seller encounters relative to drawing down on the letter(s) of credit;

WHEREAS, Seller and Buyer executed Amendment No. 2 to Contract Number PPC1687-032014 dated 6th August 2015 (“Amendment No. 2”) to supply an additional [**] ([**]) sets of DF2000/50Hz Electric Control Systems (According to GL2010 guideline) by Seller to Buyer;

WHEREAS, Seller and Buyer executed Amendment No. 3 to Contract Number PPC1687-032014 dated 19th November 2015 (“Amendment No. 3”) to supply an additional [**] ([**]) sets of DF2000/50Hz Electric Control Systems (According to GL2010 guideline) by Seller to Buyer; and

WHEREAS, Buyer desires to purchase from Seller and Seller agrees to sell to Buyer an additional [**] ([**]) sets of DF2000/50Hz Electric Control Systems (According to GL2010 guideline) for the WT2000DF Wind Turbine.  [**] ([**]) sets out of this [**] ([**]) sets of DF2000/50Hz Electric Control System (According to GL2010 guideline) will be delivered [**] function as per Annex 1 of this Amendment No. 4.

The Parties agree as follows:

1.	Sub-clause 1.1 under Clause 1 [Scope of Supply and Contract Price] of the Contract is hereby deleted in its entirety and replaced with the following:

1.1 [**] ([**]) sets of Electric Control Systems [**] function and without Condition Monitoring System (CMS) (hereinafter “ECS V1”) and [**] ([**]) sets [**] function and without Condition Monitoring System (CMS) (hereinafter “ECS V2”) and collectively (“ECS”).  Each set comprising of:

ECS V1:

Confidential Portions of this Exhibit marked as [**] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by American Superconductor Corporation

#	ELECTRIC CONTROL SYSTEM	AMSC ID	units per WEC	Scope of supply	NOT scope of supply
1	+4HCA100 +4HCA200 +4HCA300 Hub Cabinets	26116084, 26116085, 26116086	1 off	fully assembled and tested cabinets includes: -pitch converter with IO’s - service switch and service plug -3 sets of cables for motor and feedback connection -industrial connectors	-additional distribution terminal boxes, cables and industrial plugs between the cabinets, terminal boxes and auxiliary drives and sensors
	Pitch Motors	10113715	3 off	Pitch Motors with free wheel system, brake and speed feedback
2	+4HCC100 Hub Control Cabinet	26116050	1 off	fully assembled and tested cabinet includes: -PLC IO’s with CAN Interface -lightning protection (acc. lightning protection system) -industrial connectors	-additional distribution terminal boxes, cables and industrial plugs between the cabinets, terminal boxes and auxiliary drives and sensors
3	+3NCA100/200 Nacelle Cabinet	26116048	1 off

fully assembled and  tested

cabinet includes:

-auxiliary power supply

-auxiliary control and protection

-contactors and relays

-PLC IO’s

-control panel

-YAW converter

-lightning protection (acc. lightning protection system)

-UPS power supply 24VDC with batteries

-service switch and service plug

-service box

-connection terminals

					-additional distribution terminal boxes, cables and industrial plugs between the cabinets, terminal boxes and auxiliary drives and sensors

Confidential Portions of this Exhibit marked as [**] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by American Superconductor Corporation

#	ELECTRIC CONTROL SYSTEM	AMSC ID	units per WEC	Scope of supply	NOT scope of supply
4	#1CCA100 Converter Cabinet	26117163	1 off

fully assembled  and  tested

cabinets includes:

-AMSC power module

(PM3000W with pre charge unit)

-PLC IO’s with CAN Interface

-filter capacitors and resistors

-crowbar unit

-generator and line choke

-contactors and relays

-stator breaker

-grid contactor

-air to water heat exchanger

-water cooling distribution

-total power measurement

-lightning protection (acc. lightning protection system)

-connection terminals

-[**] package

					-additional distribution terminal boxes, cables and industrial plugs between the cabinets, terminal boxes and auxiliary drives and sensors -external water cooling unit
	[**] ([**]) Package for Indian grid code as per AMSC Specification for Inox DF2000 [**] Simulation and Hardware Modification Rev 4 (13-05-2014)
5	+1TBC100 Tower Base Cabinet	26117158	1 off

fully assembled and  tested

cabinet includes:

-auxiliary control and protection

-contactors and relays

-PLC IO’s and CPU

-UPS power supply 24VDC with batteries

-service switch

-control panel

-connection terminals

					-additional distribution terminal boxes, cables and industrial plugs between the cabinets, terminal boxes and auxiliary drives and sensors

Confidential Portions of this Exhibit marked as [**] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by American Superconductor Corporation

#	ELECTRIC CONTROL SYSTEM	AMSC ID	units per WEC	Scope of supply	NOT scope of supply
6	SCADA Package incl. wtDataCenter	26112620	1 off

-wtSCADA Server: SCADA system for wind farm server

-wtSCADA Client: GUI to visualize all monitored turbines

-wtCommissioner: SCADA system for commissioning and trouble shooting

-wtDataCenter: Analysis tool for Licensed wind turbines and wind farms

-Highspeed datalogger: trace tool

-wtCSV Viewer: Log viewer tool with charting capabilities

-PLC Update: Software update tool for PLC code.

-Detailed document for each of the above mentioned software packages

					-source code -personal computer (PC)
7	Control Software	26112620	1 off

-Control software and configuration tools for yaw-, pitch-, converter system, PLC and SLC

-Software description including parameter, warning and error description

-SCL (Source Code Light) PLC source code

-[**] Support

					-source code except PLC SCL

Confidential Portions of this Exhibit marked as [**] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by American Superconductor Corporation

ECS V2:

#	ELECTRIC CONTROL SYSTEM	AMSC ID	units per WEC	Scope of supply	NOT scope of supply
1	#4HCA000 Hub Cabinets including Pitch Motor	26117316	1 set

1 set consist of:

-  1pcs 26117328 hub cabinet +4HCA100

-  1pcs 26117329 hub cabinet +4HCA200

-  1pcs 26117330 hub cabinet +4HCA300

each hub cabinet includes pitch converter with IO’s, heater, service switch and service plug

- 3 pcs No.10113715 pitch motors including cables for motor and speed feedback connection. Each pitch motor with free wheel system, brake and speed feedback.

-Industrial connector

					-additional distribution terminal boxes, cables and industrial plugs between the cabinets, terminal boxes and auxiliary drives and sensors
2	+4HCC100 Hub Control Cabinet complete	26117334	1 off	fully assembled and tested cabinet. cabinet includes: -PLC IO’s with CAN Interface -lightning protection (acc. lightning protection system) -industrial connectors	-additional distribution terminal boxes, cables and industrial plugs between the cabinets, terminal boxes and auxiliary drives and sensors

Confidential Portions of this Exhibit marked as [**] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by American Superconductor Corporation

#	ELECTRIC CONTROL SYSTEM	AMSC ID	units per WEC	Scope of supply	NOT scope of supply
3	+3NCA100/110 Nacelle Cabinet complete	26117340	1 off

fully assembled and tested cabinet.

cabinet includes:

-auxiliary power supply

-auxiliary control and protection

-contactors and relays

-PLC IO’s

-control panel

-YAW converter

-lightning protection (acc. lightning protection system)

-UPS power supply 24VDC with batteries

-service switch and service plug

-service box

-connection terminals

					-additional distribution terminal boxes, cables and industrial plugs between the cabinets, terminal boxes and auxiliary drives and sensors
4	+1CCA100/200 Converter Cabinet complete	26117155	1 off

fully assembled and tested cabinet.

cabinets includes:

-AMSC power module

(PM300xNW with pre charge unit)

-PLC IO’s with CAN Interface

-filter capacitors and resistors

-crowbar unit

-generator and line choke

-contactors and relays

-stator breaker

-line contactor

-air to water heat exchanger

-water cooling distribution

-total power measurement

-lightning protection (acc. lightning protection system)

-connection terminals

					-additional distribution terminal boxes, cables and industrial plugs between the cabinets, terminal boxes and auxiliary drives and sensors -external water cooling unit
5	+1TBC100 Tower Base Cabinet complete	26117159	1 off

fully assembled and tested cabinet.

cabinet includes:

-auxiliary control and protection

-contactors and relays

-PLC IO’s and CPU

-UPS power supply 24VDC with batteries

-service switch

-control panel

-connection terminals

					-additional distribution terminal boxes, cables and industrial plugs between the cabinets, terminal boxes and auxiliary drives and sensors

Confidential Portions of this Exhibit marked as [**] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by American Superconductor Corporation

#	ELECTRIC CONTROL SYSTEM	AMSC ID	units per WEC	Scope of supply	NOT scope of supply
6	SCADA Package incl. wtDataCenter	26112620	1 off

-wtSCADA Server: SCADA system for wind farm server

-wtSCADA Client: GUI to visualize all monitored turbines

-wtCommissioner: SCADA system for commissioning and trouble shooting

-wtDataCenter: Analysis tool for Licensed wind turbines and wind farms

-Highspeed datalogger: trace tool

-wtCSV Viewer: Log viewer tool with charting capabilities

-PLC Update: Software update tool for PLC code.

-Detailed document for each of the above mentioned software packages

					-source code -personal computer (PC)
7	Control Software	26112620	1 off

-Control software and configuration tools for yaw-, pitch-, converter system, PLC and SLC

-Software description including parameter, warning and error description

-SCL (Source Code Light) PLC source code

					-source code except PLC SCL

2.	Sub-clause 1.3 of Clause 1 [Scope of Supply and Contract Price] is deleted in its entirety and replaced with the following:

1.3 The price for each ECS V1 for the first [**] ([**]) units delivered, FCA Shanghai, China and/or any place in Europe, excluding VAT shall be:  EUR [**] (EURO [**] ONLY). The price for each ECS V1 for the additional[**] ([**]) units to be delivered, FCA Shanghai, China and/or any place in Europe, excluding VAT shall be:  EUR [**] (EURO [**] ONLY).

1.3.1. The price for each ECS V2, FCA Shanghai, China and/or any place in Europe, excluding VAT shall be:  EUR [**] (EURO [**] ONLY).

TOTAL CONTRACT PRICE:

Confidential Portions of this Exhibit marked as [**] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by American Superconductor Corporation

The total contract price, FCA Shanghai, China and/or any place in Europe excluding VAT, shall be:  EUR 37,360,855 . (EURO THIRTY-SEVEN MILLION, THREE HUNDRED SIXTY THOUSAND EIGHT HUNDRED FIFTY-FIVE ONLY).

3.	The following sub-clause 2.4 is hereby added to Article 2 [Delivery Period]:

2.4  For the additional [**] ([**]) sets of DF2000/50Hz Electric Control Systems (According to GL2010 guideline) added by this Amendment No. 4, Seller will supply the ECS no later than [**] ([**]) months from the effective date of this Amendment No.4.

4.	Sub-clause 3.(5) under Article 3 [Payment Conditions] is hereby deleted and replaced with the following:

(5)  Sub-clause 3.1 and 3.2 apply only to the [**] ECS initially ordered by Seller as of the date of Amendment No. 2.  For the additional quantity of  ECS added by Amendments No. 2, No. 3 and No. 4, the following payment terms apply:  Prior to each monthly shipment in accordance with the then current Delivery Schedule (for the first delivery) and the Monthly Delivery Schedule (for subsequent deliveries), Buyer shall cause to be issued by an approved bank of Buyer listed in sub-clause 3.(4) a letter of credit payable on-site in a form and format acceptable to Seller and in an amount equal to [**]% of each shipment value.  The letter of credit shall be in accordance with UCP 600.  The letter of credit shall be valid for 60 days and shall include provisions for deferred payment by the Buyer of [**] days from the date of FCR, and all interest charges shall be to the account of Buyer.  Letter of credit charges in India shall be borne by the Buyer and letter of credit charges outside of India shall be borne by the Seller.  If a letter of credit is not issued in sufficient time to meet the Delivery Schedule (for the first delivery) and the Monthly Delivery Schedule (for each subsequent delivery), the associated shipment date will be extended accordingly.  In the event Buyer fails to provide the Delivery Schedule and/or Monthly Delivery Schedule(s) prior to the Final Delivery Date, (i) Seller shall be entitled to retain all advance amounts remaining creditable to Buyer at such time, and Buyer shall not be entitled to any credit or refund with respect to any such remaining advance amounts, and (ii) Seller may, at its discretion, terminate this Contract by written notice to Buyer pursuant to Article 18.

5.	All other terms and conditions of the contract shall continue unchanged and remain in full force and effect.

The Parties are signing this Amendment on the date stated in the introductory clause.

Inox Wind Ltd.		American Superconductor Corporation

BY:	/s/ Rajeev Gupta	BY:	/s/ James Maguire

NAME:	Rajeev Gupta	NAME:	James Maguire

TITLE:	Director	TITLE:	EVP - Operations

DATE:	18 Feb 2016	DATE:	18 Feb 2016

Confidential Portions of this Exhibit marked as [**] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.